As filed with the Securities and Exchange Commission on January 30, 2001
                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ---------------------------

                             METRON TECHNOLOGY N.V.
             (Exact name of registrant as specified in its charter)

      THE NETHERLANDS                                     98-0180010
 (State of Incorporation)                   (I.R.S. Employer Identification No.)

                           --------------------------

                            1350 OLD BAYSHORE HIGHWAY
                                    SUITE 360
                          BURLINGAME, CALIFORNIA 94010
                    (Address of principal executive offices)

                          ----------------------------

                 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
                            (Full title of the plan)

                                 Edward D. Segal
                      President and Chief Executive Officer
                             Metron Technology N.V.
                            1350 Old Bayshore Highway
                                    Suite 360
                          Burlingame, California 94010
                                 (650) 373-1133
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          -----------------------------

                                   Copies to:
                          SUZANNE SAWOCHKA HOOPER, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000

                         -------------------------------



                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
    TITLE OF SECURITIES               AMOUNT TO BE       PROPOSED MAXIMUM                PROPOSED MAXIMUM              AMOUNT OF
     TO BE REGISTERED                  REGISTERED     OFFERING PRICE PER SHARE(1)    AGGREGATE OFFERING PRICE(1)    REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Shares, par value NLG 0.96       1,000,000                 $5.92                   $5,922,089                 $1,481
per share
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (i) $6.13, the weighted average exercise price for 54,950 shares subject to options previously granted under the Company's Amended and Restated Employee Stock Option Plan (the "Plan"), and (ii) $5.91, the average of the high and low prices of the Company's Common Shares as reported on the Nasdaq National Market on January 29, 2001, for 945,050 shares reserved for future issuance pursuant to the Plan.

               EXPLANATORY NOTE AND INCORPORATION BY REFERENCE OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-93627


     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,000,000 shares of the Registrant's Common Shares to be issued pursuant to the Registrant's Amended and Restated Employee Stock Option Plan. The contents of the Registration Statement on Form S-8 (File No. 333-93627) previously filed with the Securities and Exchange Commission on December 23, 1999 are incorporated by reference herein, with such modifications as are set forth below.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company has entered into employment agreements with each of Edward
D. Segal, Peter V. Leigh, Keith Reidy and Gregory C. Claeys. Such employment agreements contain indemnification provisions that are in some respects broader than the specific indemnification provisions contained in Netherlands law.


                                    EXHIBITS


EXHIBIT
NUMBER

      5.1   Opinion of Nauta Dutilh.

      23.1  Consent of KPMG LLP, independent auditors.

      23.2 Consent of Nauta Dutilh is contained in Exhibit 5.1 to this Registration Statement.

      23.3  Consent of Cooley Godward LLP.

      24.1  Power of Attorney is contained on the signature pages.

      99.1  Amended and Restated Employee Stock Option Plan, as amended as of
            November 21, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlingame, State of California, on January 30, 2001.


                             METRON TECHNOLOGY N.V.


                             By: /s/ Peter V. Leigh
                                -----------------------------------------------
                                     Peter V. Leigh
                                     Vice President, Finance and
                                     Chief Financial Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints EDWARD D. SEGAL and PETER V. LEIGH, and each or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           SIGNATURE                                  TITLE                                    DATE

    /s/ ROBERT R. ANDERSON                     Supervisory Director                       January 30, 2001
-------------------------------------
        (ROBERT R. ANDERSON)

    /s/  JAMES E. DAUWALTER                    Supervisory Director                       January 30, 2001
-------------------------------------
        (JAMES E. DAUWALTER)

    /s/  JOEL A. ELFTMANN                      Supervisory Director                       January 30, 2001
-------------------------------------
        (JOEL A. ELFTMANN)

    /s/  BRUCE M. JAFFE                        Supervisory Director                       January 30, 2001
-------------------------------------
        (BRUCE M. JAFFE)

    /s/  SHO NAKANUMA                          Supervisory Director                       January 30, 2001
-------------------------------------
        (SHO NAKANUMA)

    /s/  EDWARD D. SEGAL                       President and Chief Executive              January 30, 2001
-------------------------------------          Officer and Managing Director
        (EDWARD D. SEGAL)                      (PRINCIPAL EXECUTIVE OFFICER)

    /s/  PETER V. LEIGH                        Vice President, Finance and Chief          January 30, 2001
-------------------------------------          Financial Officer and Managing
        (PETER V. LEIGH)                       Director (PRINCIPAL FINANCIAL AND
                                               ACCOUNTING OFFICER)

    /s/ J. CHRISTOPHER LEVETT-PRINSEP          Executive Vice President, Field            January 30, 2001
-------------------------------------          Operation and Managing Director
       (J. CHRISTOPHER LEVETT-PRINSEP)

    /s/  KEITH REIDY                           Vice President, Marketing and              January 30, 2001
-------------------------------------          Managing Director
        (KEITH REIDY)

    /s/  GREGORY M. CLAEYS                     Vice President, Materials Division         January 30, 2001
-------------------------------------          and Managing Director
        (GREGORY M. CLAEYS)

                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                  DESCRIPTION

      5.1   Opinion of Nauta Dutilh.

      23.1  Consent of KPMG LLP, independent auditors.

      23.2 Consent of Nauta Dutilh is contained in Exhibit 5.1 to this Registration Statement.

      23.3  Consent of Cooley Godward LLP.

      24.1  Power of Attorney is contained on the signature pages.

      99.1  Amended and Restated Employee Stock Option Plan, as amended as of
            November 21, 2000.